Exhibit 10.58

Form of

Joinder Agreement to
Escrow Agreement

THIS JOINDER AGREEMENT (this “Joinder”) is dated as of July 10, 2018 by ______________________________________________________________________ (the “Assignee”) and Gadsden (as defined below) and the Escrow Agent (as defined below) and is to that certain Escrow Agreement dated as of July ____, 2018 (the “Agreement”) by and among Gadsden Growth Properties, L.P., having an address at 15150 N. Hayden Road, Suite 220, Scottsdale, AZ 85260, Attention: John Hartman, CEO (“Gadsden”); First Capital Real Estate Operating Partnership, LP, having an address at 410 Park Avenue, 14th Floor, New York, New York 10022, Attention: Suneet Singal, CEO (“FC OPCO”); T-9 Developers, LLC, a Delaware limited liability company (“T-9 Developers”); and Herrick, Feinstein LLP, having an address at Two Park Avenue, New York, New York 10016, attention: Richard M, Morris, Esq. (“Escrow Agent”).

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

WHEREAS, Assignee has received as transferee or assignee the following Escrowed Shares (the “Assigned Shares”):

Class:   [     ] Series A Stock, [       ] Series B Stock, or [      ] Common Stock

Shares: ___________

WHEREAS, the transfer and assignment to Assignee of the Assigned Shares is pursuant to that certain letter agreement (the “Payment Direction Letter”) dated as of July ___, 2018 by and among FC OPCO, T-9 Developers and the other parties thereto, a copy of which is attached to this Agreement as Exhibit I;

WHEREAS, pursuant to the terms of the Agreement, the Sale Agreement referred to in the Agreement, and the Payment Direction Letter, in order to become a holder of the Assigned Shares, the Assignee is required to become a party to the Agreement, and Assignee agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.          Agreement to be Bound. Assignee hereby agrees that upon execution and delivery of this Joinder by the Assignee and Gadsden and the Escrow Agent, effective upon the delivery to it by Gadsden of the certificate or certificates representing the Assigned Shares, which the Assignee hereby delivers to the Escrow Agent to be held in accordance with the terms of the Sale Agreement and the Agreement, the Assignee shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto.

2.          Assigned Shares. The Assigned Shares shall be held subject to the terms and conditions of the Agreement. The Assignee hereby executes and delivers to the Escrow Agent, to be held subject to the terms and conditions of the Agreement, the stock powers in the form attached hereto as Exhibit II.

3.          Successors and Assigns. This Joinder shall bind and inure to the benefit of and be enforceable by the parties hereto and their successors and assigns.

4.          Counterparts. This Joinder may be executed in counterparts, and as so executed shall constitute one agreement binding the parties hereto.

5.          Notices. For purposes of Section 10 of the Agreement, all notices, demands or other communications to the Assignee shall be directed to:

Name: ___________________________________

Address:___________________________________

6.          Governing Law. This Joinder shall be governed by, and construed in accordance with, the laws and decisions of the State of New York, without regard to conflict of law rules applied in such State.

7.          Descriptive Headings. The captions used herein are intended for convenience of reference only, shall not constitute any part of this Joinder and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Joinder.

8.          Counterparts. This Joinder may be executed and delivered in one or more counterparts and by PDF or other electronic means, all of which, when taken together, shall constitute is one and the same agreement.

[THE NEXT PAGE IS THE SIGNATURE PAGE.]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Joinder as of the date first above written.

GADSDEN GROWTH PROPERTIES, INC.

By:
Name:
Title:

HERRICK, FEINSTEIN LLP

By:
	Name:	Richard M. Morris
	Title:	Partner

[signatures continued on the next page]

Signature Page to the Joinder Agreement to
Escrow Agreement

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[Assignee]

By:
Name:
Title:

Signature Page to the Joinder Agreement to
Escrow Agreement

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Exhibit I

Copy of the Payment Direction Letter

[PROVIDED TO PARTIES]

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Exhibit II

Form of the Stock Power

[attached hereto]

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STOCK POWER

FOR VALUE RECEIVED,

[_____________] (the “Transferor”)

hereby sells, assigns and transfers unto__________________________________________

___________ shares of the capital stock (the “Shares”) of Gadsden Growth Properties, Inc.,

a Maryland corporation, (the “Corporation”), noted below

[       ] common stock, par value $0.01 per share.

[       ] 7% Series A Cumulative Convertible Perpetual Preferred Stock, par value $0.01 per share.

[       ] Series B Non-Voting Convertible Preferred Stock, par value $0.01 per share.

standing in its name on the books of said Corporation represented by Certificate No.

herewith, and does hereby irrevocably constitute and appoint _________________________________________ as attorney to transfer the said shares on the books of said Corporation, with full power of substitution in the premises.

Dated:

[____________]

[print name of transferor]

By:
Name:
Title:

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